                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                               ------------------

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------

       Date of Report (Date of earliest event reported): August 11, 1999

                               -------------------

                                  MESABI TRUST
             (Exact name of registrant as specified in its charter)

          New York                  1-4488                 13-6022277
(State of or other juris-         (Commission           (I.R.S. Employer
 diction  of incorporation)       File Number)         Identification No.)



                            c/o Bankers Trust Company
                        Corporate Trust and Agency Group
       P. O. Box 318, Church Street Station, New York, New York 10008-0318
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (212) 250-6519

ITEM 5.  OTHER EVENTS.

         The Mesabi Trustees report that a press release dated August 11, 1999 was made publicly available on August 11, 1999. A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a.  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

             Not applicable.

         b.  PRO FORMA FINANCIAL INFORMATION.

             Not applicable.

         c.  EXHIBITS.

             99.1  Press Release dated August 11, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MESABI TRUST


Dated:  August 11, 1999                By: /s/ Ednora Linares
                                          ---------------------------
                                          Ednora Linares
                                          Assistant Vice President

                                INDEX TO EXHIBITS

Item                                                  Method of Filing
----                                                  -----------------
99.1   Press Release dated August 11, 1999.           Filed electronically
                                                      herewith.
